                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                 FOR TENDER OF
                     9 1/2% SENIOR NOTES DUE 2005, SERIES A
                                IN EXCHANGE FOR
                     9 1/2% SENIOR NOTES DUE 2005, SERIES B
                                       OF

                           EARLE M. JORGENSEN COMPANY

                Pursuant to the Prospectus dated June ___, 1998

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON ____________, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").
                                                            ---------------
--------------------------------------------------------------------------------

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                    UNITED STATES TRUST COMPANY OF NEW YORK
                             (THE "EXCHANGE AGENT")

By Overnight Courier:               By Hand:                         By Registered or Certified Mail:
United States Trust Company of      United States Trust Company of   United States Trust Company of
New York                            New York                         New York
770 Broadway, 13th Floor            111 Broadway                     P.O. Box 843
New York, NY 10003                  Lower Level                      Cooper Station
Attn: Corporate Trust Services      New York, NY 10006               New York, NY 10276-0844
                                    Attn: Corporate Trust Services   Attn: Corporate Trust Services

                                          By Facsimile:
                                          212-780-0592

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT 800-548-6565, OR BY FACSIMILE AT 212-780-0592.

     The undersigned hereby acknowledges receipt of the Prospectus dated June ___, 1998 (as it may be supplemented and amended from time to time, the

"Prospectus") of Earle M. Jorgensen Company, a Delaware corporation (the
-----------
"Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that
                                                 ---------------------
together constitute the Company's offer (the "Exchange Offer") to exchange
                                              --------------
$1,000 in principal amount of its 9 1/2% Senior Notes due 2005, Series B (the

"Exchange Notes"), which have been registered under the Securities Act of 1933,
---------------
as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), pursuant to a Registration Statement, for each $1,000 in
 --------------
principal amount of its outstanding 9 1/2% Senior Notes due 2005, Series A (the "Old Notes"), of which $105,000,000 aggregate principal amount is outstanding.
 ---------
Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Notes") pursuant to the terms and conditions described in the
 --------------
Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Notes and the undersigned represents that it has received from each beneficial owner of the Tendered Notes (the "Beneficial Owners") a duly completed and
                                  -----------------
executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title, and interest in, to and under the Tendered Notes.

     Please issue the Exchange Notes exchanged for the Tendered Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below (see Box 3), please send or cause to be sent the certificates for the Exchange Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Notes to the Company or cause ownership of the Tendered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the Tendered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of the Old Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-- Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes, (iii) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company, and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that
                          ----------
are discussed in the section of the Prospectus entitled "The Exchange Offer."
In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Old Notes is a Participating Broker-Dealer, such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving the Exchange Notes for its own account in exchange for the Old Notes, where the Old Notes were acquired as a result of market-making activities or other trading activities, the Participating Broker-Dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes. If the Broker-Dealer acquired the Old Notes as a result of market making or other trading activities, such Broker-Dealer may use the Prospectus, as supplemented or amended, in connection with resales of the New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the Participating Broker-Dealer is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     Holders of the Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC
                       ----
participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's DTC account. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent's Message relating thereto as described herein under Instruction 2, "Guaranteed Delivery Procedures."


[_]  CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.


[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).


[_] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES


------------------------------------------------------------------------------------------------------------------------------------

                                                             BOX 1

                                             DESCRIPTION OF THE OLD NOTES TENDERED
                                         (Attach additional signed pages, if necessary)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                               Aggregate
Name(s) and Address(es) of Registered Note Holder(s), exactly as        Certificate            Principal            Aggregate
          name(s) appear(s) on Note Certificate(s)                      Number(s) of            Amount           Principal Amount
              (Please fill in, if blank)                                 Old Notes*         Represented by         Tendered**
                                                                                             the Old Notes
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



                                                                           TOTAL
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   *   Need not be completed by persons tendering by book-entry transfer.
   ** The minimum permitted tender is $1,000 in principal amount of the Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                    BOX 2
                              BENEFICIAL OWNER(S)
---------------------------------------------------------------------------------------------
STATE OF PRINCIPAL RESIDENCE OF EACH         PRINCIPAL AMOUNT OF THE TENDERED NOTES
BENEFICIAL OWNER OF THE TENDERED NOTES       HELD FOR ACCOUNT OF THE BENEFICIAL OWNER
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


                                    BOX 3

                        SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF THE EXCHANGE NOTES EXCHANGED FOR THE OLD NOTES AND
                ----
THE UNTENDERED NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail the Exchange Note(s) and any untendered Old Notes to:
Name(s):


------------------------------------------------------------------------------
(please print)

Address:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(include Zip Code)

Tax Identification or
Social Security No.:


------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 4

                           USE OF GUARANTEED DELIVERY
                              (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF THE OLD NOTES ARE BEING TENDERED BY MEANS OF A NOTICE
                ----
OF GUARANTEED DELIVERY.

Name(s) of the Registered Holder(s):____________________________________________

Window Ticket No. (if any):_____________________________________________________

Date of Execution of the Notice of Guaranteed Delivery:_________________________

Name of Institution that Guaranteed Delivery:___________________________________

If delivered by Book-Entry Transfer:____________________________________________

Account Number with DTC:________________________________________________________

Transaction Code Number:________________________________________________________
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BOX 5

                        USE OF BOOK-ENTRY TRANSFER
                           (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF THE TENDERED NOTES IS TO BE MADE BY
                ----
BOOK-ENTRY TRANSFER.

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                  BOX 6

                                                        TENDERING HOLDER SIGNATURE
                                                       (SEE INSTRUCTIONS 1 AND 5)
                                              IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Signature Guarantee
X__________________________________                              (If required by Instruction 5)

X__________________________________                              Authorized Signature
 (Signature of Registered Holder(s)
   or Authorized Signatory)
                                                                 X_________________________________________
Note: The above lines must be
signed by the registered                                         Name:______________________________________________
holder(s) of the Old Notes as                                                 (please print)
their name(s) appear(s) on the                                   Title:______________________________________
Old Notes or by persons(s)
authorized to become registered                                  Name of Firm:_____________________________________________
holder(s) (evidence of such                                                    (Must be an Eligible Institution
authorization must be transmitted                                                as defined in Instruction 2)
with this Letter of Transmittal).
If signature is by a trustee,
executor, administrator,                                         Address: ___________________________________________
guardian, attorney-in-fact,
officer or other person acting in                                ____________________________________________________
a fiduciary or representative
capacity, such person must set                                   ____________________________________________________
forth his or her full title                                                     (Zip Code)
below.  See Instruction 5.
                                                                 Area Code and Telephone Number:
Name(s):___________________________
                                                                 __________________________________________
Capacity:__________________________
                                                                 Dated:_____________________________________
Street Address:____________________
___________________________________
___________________________________
                        (Zip Code)

Area Code and Telephone Number:

___________________________________

Tax Identification or Social Security Number:

___________________________________
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     BOX 7

                             BROKER-DEALER STATUS
--------------------------------------------------------------------------------
[_] Check this box if the Beneficial Owner of the Old Notes is a Participating Broker-Dealer and the Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities. IF THIS BOX IS CHECKED, REGARDLESS OF WHETHER YOU ARE TENDERING BY BOOK-ENTRY TRANSFER THROUGH ATOP, AN EXECUTED COPY OF THIS LETTER OF TRANSMITTAL MUST BE RECEIVED WITHIN THREE NEW YORK STOCK EXCHANGE DAYS AFTER THE EXPIRATION DATE BY EARLE M. JORGENSEN COMPANY, ATTENTION WILLIAM JOHNSON, FACSIMILE (714) 577-3754.

[_] Check this box if such Participating Broker-Dealer wishes to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.
--------------------------------------------------------------------------------

============================================================================================================================
                                             PAYORS' NAME:  UNITED STATES TRUST COMPANY
                             Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.  See instructions if your name has changed.)

                             -----------------------------------------------------------------------------------------------
                             Address

                             -----------------------------------------------------------------------------------------------
                             City, State and ZIP Code

                             ===============================================================================================
SUBSTITUTE
                             List account number(s) here (optional)

                             -----------------------------------------------------------------------------------------------
FORM W-9                     PART 1--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER            Social Security Number
                             ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING                 or TIN
Department of the Treasury   BELOW

                             -----------------------------------------------------------------------------------------------
Internal Revenue Service     PART 2--Check the box if you are NOT subject to backup withholding under the provisions of
                             3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you subject to backup withholding as a result of failure to report all interest or dividends or
                             Internal Revenue Service has notified you that you are no longer subject to backup withholding.  [_]

                             -----------------------------------------------------------------------------------------------
                             CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE      PART 3--
                             INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.      Awaiting TIN  [_]

                             SIGNATURE ______________________________  DATE __________________

============================================================================================================================

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
----   OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                           EARLE M. JORGENSEN COMPANY

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND THE OLD NOTES OR BOOK ENTRY TRANSFER. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth herein, and either (i) certificates for the Tendered Notes must be received by the Exchange Agent at one of its addresses set forth herein, or (ii) the Tendered Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer--Book Entry Transfer" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for the Tendered Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Tendered Notes should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of Tendered Notes prior to the closing of the Exchange Offer.


     2. GUARANTEED DELIVERY PROCEDURES. If a registered holder desires to tender the Old Notes pursuant to the Exchange Offer and (a) certificates representing the Tendered Notes are not immediately available, (b) time will not permit the holder's Letter of Transmittal, certificates representing the Tendered Notes and all other required documents to reach the Exchange Agent on or prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, the holder may nevertheless tender the Tendered Notes with the effect that the tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth below and in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" (including the completion of Box 4 above) are followed. Pursuant to these procedures, (i) the tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"),
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company herewith, or an Agent's Message with respect to a guaranteed delivery that is accepted by the Company, must be received by the Exchange Agent on or prior to the Expiration Date, and
(iii) the certificates for the Tendered Notes, in proper form for transfer (or a Book-Entry Confirmation of the transfer of the Tendered Notes to the Exchange Agent's account at DTC as described in the Prospectus), together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender the Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to the Tendered Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.


     3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name the Tendered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of the Tendered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" form accompanying this Letter of Transmittal.

     4. PARTIAL TENDERS. Tenders of the Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of the Old Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of the Old Notes Tendered" (see Box 1) above. The entire principal amount of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes held by the holder is not tendered, then the Old Notes for the principal amount of the Old Notes not tendered and the Exchange Notes issued in exchange for any Old Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the Tendered Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which the Tendered Notes are held.

     If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Notes, and the Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of the Old Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Notes, nor provide a separate bond power.
In any other case, such registered holder(s) must either properly endorse the Tendered Notes or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor (as defined below).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Notes, the Tendered Notes must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by a Medallion Signature Guarantor.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock

Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the
                                    -----------------------------
Tendered Notes are tendered (i) by a registered holder of the Tendered Notes (or by a participant in DTC whose name appears on a security position listing as the owner of the Tendered Notes) who has not completed Box 3 on this Letter of Transmittal, or (ii) for the account of an Eligible Institution. If the Tendered Notes are registered in the name of a person other than the signor of the Letter of Transmittal or if the Old Notes not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the Tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Old Notes.

     6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in Box 3 the name and address to which the Exchange Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of the Tendered Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of the Tendered Notes pursuant to the Exchange Offer (for example, the registration of the Exchange Notes in the name of a person other than the registered tendering holder), then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"),
                                                                     ---
which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder of the Tendered Notes must provide the holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) if previously so notified, the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. If the Tendered Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the Tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Notes not validly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of the Old Notes as to any ineligibility of any holder who seeks to tender the Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of the Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of the Old Notes, nor shall any of them incur any liability for failure to give notification. Tenders of the Old Notes will not be deemed to have been made until any defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of the Old Notes or transmittal of this Letter of Transmittal will be accepted.

     12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF THE TENDERED NOTES AND ISSUANCE OF THE EXCHANGE NOTES; RETURN OF THE OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly Tendered Notes as soon as practicable after the Expiration Date and will issue the Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted the Tendered Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."